SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 24, 2003

Ciphergen Biosystems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-31617	33-059-5156
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6611 Dumbarton Circle
Fremont, CA 94555

(Address of principal executive offices)

(510) 505-2100

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release issued by Ciphergen Biosystems, Inc. on April 24, 2003

Item 9. Regulation FD Disclosure (pursuant to “Item 12. Results of Operations and Financial Condition”).

      In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”  The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On April 24, 2003, Ciphergen Biosystems, Inc. issued a press release announcing its results for the quarterly period ending March 31, 2003.  A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIPHERGEN BIOSYSTEMS, INC.
(Registrant)

Date: May 12, 2003	By: /s/ WILLIAM RICH
William E. Rich
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Ciphergen Biosystems, Inc. on April 24, 2003